UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020 (May 29, 2020)

KINGOLD JEWELRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 8 Han Huang Road Jiang’an District Wuhan, Hubei Province, PRC	430023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (011) 86 27 65660703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KGJI	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2020, Kingold Jewelry Inc. (the “Registrant” or “Company”) announced (i) the resignation of Mr. Bin Liu as Chief Financial Officer, effective June 1, 2020, and (ii) the appointment of Mr. Yi Huang as Acting Chief Financial Officer, effective June 1, 2020.

In order to assist with an orderly handover of his responsibilities to Mr. Huang, Mr. Liu has indicated to the Board of Directors (the “Board”) his willingness to assist Mr. Huang to ensure a smooth transition.  The Board accepted Mr. Liu’s resignation. The Registrant and the Board expressed its appreciation for Mr. Liu’s service to the Company.

On May 29, 2020, the Registrant appointed Mr. Yi Huang to serve as Acting Chief Financial Officer. Mr. Huang is a certified public accountant and currently serves as the Vice President of Wuhan Kingold Jewelry Company Limited (“Wuhan Kingold”), a contractually controlled affiliate of the Registrant. The Board approved Mr. Huang’s appointment. Mr. Huang has served Wuhan Kingold since 2005. Mr. Huang received his Bachelor’s degree in accounting from Zhongnan University of Economics and Law, China.

No family relationship exists between Mr. Huang and any of the Company’s directors or executive officers. There are no relationships or related transactions between Mr. Huang and the Registrant that would be required to be reported under Section 404(a) of Regulation S-K.

On June 1, 2020, the Registrant issued a press release announcing the appointment of Yi Huang as Acting CFO, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 1, 2020, titled “Kingold Jewelry Announces Appointment of Yi Huang as Acting CFO”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGOLD JEWELRY, INC.

By:	/s/ Zhihong Jia
Name: Title:	Zhihong Jia Chief Executive Officer

Date: June 1, 2020